                                 EXHIBIT 21.1

                           SUNGARD DATA SYSTEMS INC.
                        SUBSIDIARIES OF THE REGISTRANT

     NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION
     ------------------                        -----------------------------

SUNGARD DATA SYSTEMS INC.................................... DELAWARE
     SUNGARD INVESTMENT VENTURES, INC....................... DELAWARE
        ADS ASSOCIATES, INC................................. CALIFORNIA
            ADS SERVICES, INC............................... BARBADOS
            ADS SYSTEMS HONG KONG LIMITED................... HONG KONG
        BANCWARE, INC....................................... MASSACHUSETTS
        BI-TECH SOFTWARE INC................................ DELAWARE
        COGNISOURCE LTD..................................... DELAWARE
        CORBEL & CO......................................... FLORIDA
            TOTAL ADMINISTRATIVE BENEFIT SYSTEMS, INC....... CALIFORNIA
        FINANCE DEVELOPMENT INC............................. DELAWARE
            AUTOMATED HOLDINGS INC.(1)...................... DELAWARE
               AUTOMATED SECURITIES CLEARANCE LTD........... NEW JERSEY
                 AXIS GLOBAL LLC............................ NEW YORK
                 OLDWICK, LLC............................... NEW JERSEY
                 TOLL ASSOCIATES L.L.C...................... DELAWARE
                   THE BRASS UTILITY, L.L.C.(2)............. DELAWARE
        ICMS INTERNATIONAL INC.............................. DELAWARE
        MACESS CORPORATION.................................. ALABAMA
        MAY CONSULTING INCORPORATED......................... ILLINOIS
        MULTINATIONAL COMPUTER MODELS INC................... NEW JERSEY
        PLAID BROTHERS SOFTWARE, INC........................ CALIFORNIA
        PRIMO SYSTEMS INC................................... DELAWARE
        SIS EUROPE HOLDINGS INC............................. DELAWARE
            SUNGARD FINANCE S.A.S.(3)....................... FRANCE
            SUNGARD INVESTMENT SYSTEMS S.A.................. SWITZERLAND
        SSI 2 INC........................................... DELAWARE
        STERLING WENTWORTH CORPORATION...................... UTAH
        SUNGARD ASSET MANAGEMENT SYSTEMS INC................ DELAWARE
            WORLD SYSTEMS INC............................... DELAWARE
        SUNGARD BUSINESS SYSTEMS INC........................ DELAWARE
        SUNGARD COMPUTER SERVICES INC....................... PENNSYLVANIA
        SUNGARD CSS INC..................................... DELAWARE
        SUNGARD DIS INC..................................... DELAWARE
            DEALING INFORMATION SYSTEMS (M) SDN.BHD......... MALAYSIA
            DEALING INFORMATION SYSTEMS (S) PTE LIMITED..... SINGAPORE
            SUNGARD DEALING SYSTEMS (T) CO. LTD............. THAILAND
            SUNGARD DEALING SYSTEMS PTY LIMITED............. AUSTRALIA
        SUNGARD/DML INC..................................... DELAWARE
        SUNGARD FINANCIAL SYSTEMS INC....................... DELAWARE
            SUNGARD INSURANCE SYSTEMS INC................... DELAWARE
        SUNGARD HOLDINGS LIMITED(4)......................... ENGLAND/WALES
            ADS SYSTEMS U.K. LIMITED........................ ENGLAND/WALES
            GMI SOFTWARE EUROPE LIMITED..................... ENGLAND/WALES
            INFINITY FINANCIAL TECHNOLOGY U.K. LTD.......... ENGLAND/WALES
            PORTFOLIO ADMINISTRATION LIMITED................ ENGLAND/WALES
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     NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION
     ------------------                        -----------------------------

               LONSDALE CHETWYN HOLDINGS LIMITED............ ENGLAND/WALES
                 C.T. COMPUTER SERVICES LIMITED............. ENGLAND/WALES
               PORTFOLIO ADMINISTRATION
                (CHANNEL ISLANDS) LTD....................... CHANNEL ISLANDS
            RENAISSANCE SOFTWARE (U.K.) LIMITED............. ENGLAND/WALES
            SUNGARD SYSTEMS LIMITED......................... ENGLAND/WALES
        SUNGARD INSTITUTIONAL BROKERAGE INC................. NEW YORK
        SUNGARD INVESTMENT PRODUCTS INC..................... DELAWARE
        SUNGARD INVESTMENT SYSTEMS INC...................... DELAWARE
        SUNGARD NETWORK SOLUTIONS INC....................... DELAWARE
        SUNGARD PORTFOLIO SOLUTIONS INC..................... DELAWARE
            SHAW DATA SERVICES, LIMITED..................... ENGLAND/WALES
            SHAW DATA SERVICES CANADA, INC.................. CANADA
        SUNGARD RECOVERY SERVICES INC....................... PENNSYLVANIA
            SRS DEVELOPMENT INC............................. DELAWARE
               SUNGARD DEVELOPMENT CORPORATION.............. DELAWARE
            SUNGARD LATINOAMERICA S.A. de C.V............... MEXICO
            SUNGARD RECOVERY SERVICES LTD................... CANADA
        SUNGARD/RPM CONSULTING INC.......................... PENNSYLVANIA
        SUNGARD SHAREHOLDER SYSTEMS INC..................... DELAWARE
        SUNGARD SYSTEMS INTERNATIONAL INC................... PENNSYLVANIA
            ASPIRE TECHNOLOGY INC........................... DELAWARE
            FPH, FRONT & PROSOFTIA HOLDING AB............... SWEDEN
               FRONT CAPITAL SYSTEMS AB..................... SWEDEN
            GMI SOFTWARE PTY, LTD........................... ILLINOIS
            INFINITY FINANCIAL TECHNOLOGY GmbH.............. GERMANY
            INFINITY FINANCIAL TECHNOLOGY JAPAN KK.......... JAPAN
            INFINITY FINANCIAL TECHNOLOGY SARL.............. FRANCE
            INFINITY FINANCIAL TECHNOLOGY
             SINGAPORE PTE. LTD............................. SINGAPORE
            INFINITY FINANCIAL TECHNOLOGY U.K. LIMITED...... ENGLAND/WALES
            INFINITY INTERNATIONAL SUPPORT, INC............. CALIFORNIA
            INFINITY SALES CORPORATION...................... BARBADOS
            JAEGER & PARTNER ASSET- & LIABILITY
             MANAGEMENT AG.................................. SWITZERLAND
            RENAISSANCE SOFTWARE FRANCE S.A................. FRANCE
            SUNGARD AG...................................... SWITZERLAND
            SUNGARD FRANCE S.A.R.L.......................... FRANCE
            SUNGARD GESELLESCHAFT m.b.H..................... AUSTRIA
            SUNGARD ITALIA, S.R.L........................... ITALY
            SUNGARD JAPAN INC............................... JAPAN
            SUNGARD SOFTWARE, INC........................... DELAWARE
            SUNGARD SYSTEMS GmbH............................ GERMANY
            SUNGARD SYSTEMS HONG KONG LIMITED............... HONG KONG
            SUNGARD SYSTEMS PTY LIMITED..................... AUSTRALIA
               SUNGARD EBS ASIA PACIFIC PTY LIMITED......... AUSTRALIA
               SUNGARD SUPERANNUATION PTY. LIMITED.......... AUSTRALIA
            SUNGARD SYSTEMS SINGAPORE PTE LIMITED........... SINGAPORE
        SUNGARD TREASURY INC................................ PENNSYLVANIA
        SUNGARD TRUST SYSTEMS INC........................... NORTH CAROLINA
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     NAME OF SUBSIDIARY                        JURISDICTION OF INCORPORATION
     ------------------                        -----------------------------

        TIGER SYSTEMS, INC.................................. DELAWARE
            TIGER SYSTEMS ASIA LIMITED...................... HONG KONG
            TIGER SYSTEMS LTD............................... ENGLAND/WALES
        TURN DEVELOPMENT CORPORATION........................ DELAWARE
        WALL STREET CONCEPTS INC............................ NEW YORK

Notes:
-----

(1)  Jointly owned by Finance Development Inc. and Turn Development Corporation.
(2)  Majority owned by Toll Associates L.L.C.
(3) 99% owned by SIS Europe Holdings Inc. and 1% owned by SunGard Investment Ventures, Inc.
(4) Jointly owned by SunGard Investment Ventures, Inc., SunGard Systems International Inc. and ADS Associates, Inc.